Exhibit 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Jasper R. Frontz, Treasurer and Chief Financial Officer of Blue Chip Value Fund, Inc. (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form N-CSR for the period ended December 31, 2007 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:          /s/ Jasper R. Frontz

                Jasper R. Frontz

                Treasurer and Chief Financial Officer

Dated:    March 7, 2008

This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.